                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                         COMMISSION FILE NO.  0-24642
                                             ---------


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 6, 1998
                                                  -----------------


                            CORPORATE EXPRESS, INC.
                           -------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              COLORADO                                84-0978360
      --------------------------                 ---------------------
      (STATE OF INCORPORATION OR                  (I.R.S. EMPLOYER
           ORGANIZATION)                          IDENTIFICATION NO.)


         1 ENVIRONMENTAL WAY
         BROOMFIELD, COLORADO                           80021
        ----------------------                         -------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (303) 664-2000
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ITEM 8.   CHANGE IN FISCAL YEAR

     On January 6, 1998, the Company's board of directors approved a change in the Company's fiscal year end from February 28 to January 31, to be effective beginning January 31, 1998. The report on Form 10-K covering the eleven months ended January 31, 1998 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CORPORATE EXPRESS, INC.
                                         (Registrant)



Date: January 21, 1998                     /s/ Sam R. Leno
                                    ------------------------------
                                    By:    Sam R. Leno
                                    Title: Chief Financial Officer and
                                           Executive Vice President

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